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16,000,000 Shares

EARTHLINK, INC.

Common Stock

UNDERWRITING AGREEMENT

     August 16, 2001

CREDIT SUISSE FIRST BOSTON CORPORATION
 Eleven Madison Avenue,
New York, NY 10010-3629

Dear Sirs:

    1. Introductory. Sprint Corporation ("Selling Stockholder") proposes to sell 16,000,000 outstanding shares ("Firm Securities") of the common stock, $.01 par value per share ("Securities") of EarthLink, Inc., a Delaware corporation ("Company") to Credit Suisse First Boston Corporation (the "Underwriter" or "CSFBC") in an underwritten public offering, and also proposes to sell to the Underwriter, at the option of the Underwriter, an aggregate of not more than 2,400,000 additional outstanding shares ("Optional Securities") of the Company's Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Selling Stockholder hereby agrees with the Company and the Underwriter as follows:

    2. Representations and Warranties of the Company and the Selling Stockholder.

  (a)
  The Company represents and warrants to, and agrees with, the Underwriter and the Selling Stockholder that:

  (i)
  A registration statement (No. 333-59456), including a prospectus, relating to the Offered Securities has been filed with the Securities and Exchange Commission ("Commission") and has become effective. Such registration statement, as amended at the time of this Agreement, including all material incorporated by reference therein, is hereinafter referred to as the "Registration Statement", and the prospectus included in the Registration Statement, as supplemented, among other things, to reflect the terms of offering of the Offered Securities, as filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Securities Act of 1933 ("Act"), including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed by the Company in reliance on Rule 434 under the Act.

  (ii)
  The conditions for the use of Form S-3 by the Company in connection with the registration of the Offered Securities under the Act have been satisfied. On the effective date of the Registration Statement, the Registration Statement conformed in all respects to the requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by the Selling Stockholder or by the Underwriter, if any, specifically for use therein; it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 7(c) hereof.

    (iii)
    The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

    (iv)
    Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

    (v)
    The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities; and no person has any co-sale rights, rights of first refusal or other similar rights with regard to any Securities.

    (vi)
    Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

    (vii)
    Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, and all rights of any persons to include securities of the Company in the Registration Statement have been fully satisfied by the inclusion of the Offered Securities in the Registration Statement.

    (viii)
    The Securities are listed on the Nasdaq Stock Market's National Market.

    (ix)
    No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.

    (x)
    The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary.

    (xi)
    This Agreement has been duly authorized, executed and delivered by the Company.

    (xii)
    Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

    (xiii)
    The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

    (xiv)
    No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, that might have a Material Adverse Effect.

    (xv)
    The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

    (xvi)
    Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

    (xvii)
    The financial statements included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis. All financial statements included in the materials incorporated by reference into the Prospectus shall be deemed included in the Registration Statement for purposes of this subsection.

    (xviii)
    Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

    (xix)
    The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" as defined in the Investment Company Act of 1940.

    (xx)
    To the extent that the Company uses such information for business purposes, the Company is the owner or joint owner of or has a valid license to use all individually identifiable personal information ("IIPI") relating to customers, former customers, prospective customers, consumers, former consumers, prospective consumers, employees, former employees or prospective employees of the Company. For purposes of this Agreement, "IIPI" shall mean any information relating to an identified or identifiable natural person. The Company's collection and use of such IIPI complies and, since the inception of the Company, has complied with the Company's privacy policy and all applicable state, federal and foreign policy laws and any third-party contract or industry standard relating to privacy.

  (b)
  The Selling Stockholder represents and warrants to, and agrees with, the Underwriter and the Company that:

  (i)
  The Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by the Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the Underwriter, assuming no notice thereto of adverse claims, will acquire valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date.

  (ii)
  On the effective date of the Registration Statement, the Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing only applies to statements in or omissions from any such documents relating to the Selling Stockholder which are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for use therein and does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by the Underwriter, if any, specifically for use therein; it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 7(c) hereof.

    (iii)
    Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Selling Stockholder and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

    (iv)
    No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws;

    (v)
    The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Selling Stockholder or any of its properties or any agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties of the Selling Stockholder is subject, except, in each case, for breaches and violations that would not materially and adversely affect the consummation by the Selling Stockholder of the transactions contemplated by this Agreement, or the charter or by-laws of the Selling Stockholder.

    (vi)
    This Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

  3.
  Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Stockholder, at a purchase price of $12.40 per share, the Firm Securities.

    The Selling Stockholder will deliver the Firm Securities to CSFBC, against payment of the purchase price in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Selling Stockholder, at the office of Alston & Bird LLP, at 9:00 A.M., New York time, on August 21, 2001, or at such other time not later than seven full business days thereafter as CSFBC and the Selling Stockholder determines, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at The Depository Trust Company at least 24 hours prior to the First Closing Date.

    In addition, upon written notice from CSFBC given to the Selling Stockholder from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriter may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Stockholder agrees to sell to the Underwriter the number of shares of Optional Securities specified in such notice and the Underwriter agrees, to purchase such Optional Securities. Such Optional Securities may be purchased by the Underwriter only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Selling Stockholder.

    Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Selling Stockholder will deliver the Optional Securities being purchased on each Optional Closing Date to the Underwriter against payment of the purchase price in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Selling Stockholder, at the offices of Alston & Bird LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of The Depository Trust Company at a reasonable time in advance of such Optional Closing Date.

  4.
  Offering by the Underwriter. It is understood that the Underwriter proposes to offer the Offered Securities for sale to the public as set forth in the Prospectus.

  5.
  Certain Agreements of the Company and the Selling Stockholder.

  (a)
  The Company agrees with the Underwriter and the Selling Stockholder that:

  (i)
  The Company will file the Prospectus with the Commission pursuant to and in accordance with the appropriate subparagraph (as consented to by CSFBC) of Rule 424(b) in the time period required by such subparagraph.

  (ii)
  The Company will advise CSFBC promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford CSFBC a reasonable opportunity to comment on any such proposed amendment or supplement; and the Company will also advise CSFBC promptly of the filing of any such amendment or supplement and of the institution, or threatened institution of which the Company has knowledge, by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

  (iii)
  If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by the Underwriter or any dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company promptly will notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor its delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

  (iv)
  As soon as practicable, but not later than 16 months after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of this Agreement, which will satisfy the provisions of Section 11(a) of the Act.

    (v)
    The Company will furnish to CSFBC copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC reasonably requests. The Company will pay the expenses of printing and distributing to the Underwriter all such documents.

    (vi)
    The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

    (vii)
    During the period of five years hereafter, the Company will furnish to CSFBC, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to tCSFBC (a) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (b) from time to time, such other information concerning the Company as CSFBC may reasonably request; provided that (x) the provision of such information will not violate the Company's confidentiality obligations with third parties, or (y) the provision of such information will not require the Company to publicly disseminate the information pursuant to Regulation FD or other similar laws, rules or regulations.

    (viii)
    For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except for issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, or grants of employee stock options pursuant to the terms of a plan in effect on the date hereof. Notwithstanding the foregoing, this subsection (viii) does not apply to the Company's Securities owned by Apple Computer, Inc. Limited and its permitted successors and assigns, and shall not prohibit or restrain the Company from complying with its January 4, 2000 Investor Rights Agreement with Apple Computer, Inc. Limited.

    (ix)
    The Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale of the Offered Securities to the Underwriter and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to CSFBC.

  (b)
  The Selling Stockholder agrees with the Underwriter that:

  (i)
  The Selling Stockholder agrees to deliver to CSFBC, attention: Transactions Advisory Group, on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

  (ii)
  The Selling Stockholder agrees, for a period of 90 days after the date of the initial public offering of the Offered Securities, not to, without the prior written consent of CSFBC, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposition, except that the Selling Stockholder may make and publicly reiterate any disclosures required to be made by the Selling Stockholder in connection with its obligations under Section 13 of the Exchange Act relating to the Selling Stockholder's beneficial ownership of the Securities or securities convertible into or exchangeable or exercisable for any shares of Securities; provided that such disclosure shall not include information relating to the timing or, except to refer to the entire equity interest of the Selling Stockholder, the amount or magnitude of any particular disposition of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities.

  6.
  Conditions of the Obligations of the Underwriter. The obligations of the Underwriter to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

  (a)
  On or prior to the date of this Agreement, the Underwriter shall have received a letter, dated the date of delivery thereof, of each of Ernst & Young LLP, Arthur Andersen LLP and PricewaterhouseCoopers LLP confirming that at the relevant times of engagement by the Company and its predecessors they were or are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and collectively stating to the effect that:

  (i)
  in their opinion the financial statements and any schedules and any summary of earnings examined by them and included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

  (ii)
  they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included in the Registration Statement;

  (iii)
  on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

  (A)
  the unaudited financial statements, if any, and any summary of earnings included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements and summary of earnings for them to be in conformity with generally accepted accounting principles;

      (B)
      the unaudited consolidated revenues, loss from operations, net loss and net loss per share amounts or other amounts constituting such "capsule" information and described in such letter do not agree with the corresponding amounts set forth in the unaudited consolidated financial statements or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

      (C)
      at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of the such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

      (D)
      for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated revenues, net loss in the total or per share amounts of consolidated income before extraordinary items or net loss;

      except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

    (iv)
    they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

    All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statement for purposes of this subsection.

  (b)
  The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the best knowledge of the Selling Stockholder, the Company or the Underwriter, shall be contemplated by the Commission.

  (c)
  Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of the Underwriter, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriter, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

  (d)
  The Underwriter shall have received an opinion, dated such Closing Date, of Hunton & Williams, Atlanta, Georgia, counsel for the Company, to the effect that:

  (i)
  The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified, would not individually or in the aggregate have a Material Adverse Effect;

  (ii)
  Each subsidiary of the Company required to be listed in Exhibit 21 of the Company's Annual Report on Form 10-K has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each such subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified, would not individually or in the aggregate have a Material Adverse Effect.

  (iii)
  The Offered Securities delivered on such Closing Date and all other outstanding shares of the capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities; and, to the best knowledge of such counsel, no person has any co-sale rights, rights of first refusal or other similar rights with regard to any Securities;

  (iv)
  Except as disclosed in the Prospectus and except for the Company's Investor Rights Agreement with Apple Computer, Inc., Limited dated January 4, 2000, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act; and all rights of any persons to include securities of the Company in the Registration Statement have been fully satisfied by the inclusion of the Offered Securities in the Registration Statement.

    (v)
    No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws;

    (vi)
    The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or, to the knowledge of such counsel, order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any material agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary;

    (vii)
    The conditions for the use of Form S-3 by the Company in connection with the registration of the Offered Securities under the Act have, to the best knowledge of such counsel, been satisfied. The Registration Statement has become effective under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement, as of its effective date, the Registration Statement and the Prospectus, as of the date of this Agreement, and any amendment or supplement thereto (including all materials incorporated by reference therein), as of its date, complied as to form in all material respects with the requirements of the Act, the Exchange Act and the Rules and Regulations; such counsel have no reason to believe that, as of its effective date, the Registration Statement, as of the date of this Agreement or as of the Closing Date, or any amendment thereto, as of its date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of this Agreement or as of such Closing Date, or any amendment or supplement thereto, as of its date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus; and

    (viii)
    This Agreement has been duly authorized, executed and delivered by the Company.

  (e)
  The Underwriter shall have received an opinion, dated such the Closing Date, of King & Spalding, Atlanta, Georgia, counsel for the Selling Stockholder, to the effect that:

  (i)
  The Underwriter, assuming no notice thereto of adverse claims, has acquired valid and unencumbered title to the Offered Securities purchased by it on such Closing Date hereunder;

  (ii)
  No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws;

  (iii)
  The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Selling Stockholder or any of its properties or any agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties of the Selling Stockholder is subject, or the charter or by-laws of the Selling Stockholder; and

  (iv)
  This Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

  (f)
  The Underwriter shall have received from Alston & Bird LLP, counsel for the Underwriter, such opinion or opinions, dated such Closing Date, with respect to the Registration Statement, the Prospectus and other related matters as the Underwriter may reasonably require, and the Selling Stockholder and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

  (g)
  The Underwriter shall have received a certificate, dated the Closing Date, of the Chief Executive Officer, President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

  (h)
  The Underwriter shall have received a letter, dated such Closing Date, of each of Ernst & Young LLP, Arthur Andersen LLP and PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

The Selling Stockholder and the Company will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and documents as the Underwriter reasonably requests.

  7.
  Indemnification and Contribution.

  (a)
  The Company will indemnify and hold harmless the Underwriter, its partners, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder or the Underwriter, specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in subsection (c) below, and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus or preliminary prospectus supplement the indemnity agreement contained in this subsection (a) shall not inure to the benefit of the Underwriter, to the extent that a prospectus relating to such Offered Securities was required to be delivered by the Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of the Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to the Underwriter.

  (b)
  The Selling Stockholder will indemnify and hold harmless the Underwriter, its partners, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholder shall only be subject to such liability to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with written information relating to the Selling Stockholder furnished to the Company by the Selling Stockholder specifically for use therein; provided, further, that the liability of the Selling Stockholder under this subsection shall be limited to an amount equal to the aggregate gross proceeds (net of underwriting discounts and commissions but before deducting expenses) to the Selling Stockholder from the sale of the Offered Securities sold by the Selling Stockholder hereunder; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus or preliminary prospectus supplement the indemnity agreement contained in this subsection (b) shall not inure to the benefit of the Underwriter, to the extent that a prospectus relating to such Offered Securities was required to be delivered by the Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of the Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to the Underwriter.

  (c)
  The Underwriter will indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and the Selling Stockholder and each person who controls the Selling Stockholder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Underwriter consists of the following information in the Prospectus furnished on behalf of the Underwriter: the information concerning stabilization contained in the tenth paragraph under the caption "Underwriting," and the information concerning fees received by CSFBC in connection with services provided to the Company contained in the eleventh paragraph under the caption "Underwriting."

  (d)
  Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

  (e)
  If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriter on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

  (f)
  The obligations of the Company and the Selling Stockholder under this Section shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act.

  (g)
  The indemnity and contribution provisions contained in the Amended and Restated Registration Rights Agreement dated as of February 8, 2001 among the Company, the Selling

    Stockholder and Sprint Communications Company L.P. (the "Sprint Registration Rights Agreement") do not in any way affect the obligations of the Company and the Selling Stockholder to indemnify the Underwriter as provided in this Agreement or the provisions relating to contribution among the parties contained in Section 7(e) of this Agreement. Further, the indemnity and contribution provisions contained in this Agreement do not modify or supercede the terms of the Sprint Registration Rights Agreement as such agreement relates to indemnification as between the Company and the Selling Stockholder.

  8.
  Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholder, of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter, the Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If for any reason the purchase of the Offered Securities by the Underwriter is not consummated, the Company and the Selling Stockholder shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholder, and the Underwriter pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriter is not consummated for any reason other than solely because of the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company and the Selling Stockholder will reimburse the Underwriter for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Offered Securities.

  9.
  Notices. All communications hereunder will be in writing and, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to it at Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at EarthLink, Inc., 1375 Peachtree Road, Atlanta, Georgia 30309, Attention: Chief Executive Officer, with a copy to Tinley Anderson, Hunton & Williams, 600 Peachtree Street, Atlanta, Georgia 30309, or, if sent to the Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to Sprint Corporation at 2330 Shawnee Mission Parkway, Westwood, Kansas 66205, Attention: Thomas A. Gerke; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

  10.
  Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

  11.
  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

  12.
  Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

    Each of the Company and the Selling Stockholder hereby submit to the jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

    If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to each of the Company and the Selling Stockholder one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholder, the Company and CSFBC in accordance with its terms.

                      Very truly yours,

                       SPRINT CORPORATION

                      By /s/ Leslie H. Meredith

                       EARTHLINK, INC.

                      By /s/ Lee Adrean

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

    CREDIT SUISSE FIRST BOSTON CORPORATION

    By /s/ William Oglesby

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16,000,000 Shares
EARTHLINK, INC. Common Stock
UNDERWRITING AGREEMENT